Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Analog Devices, Inc. (the “Company”) for the period ended January 29, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Prashanth Mahendra-Rajah, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2022	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Chief Financial Officer